USAA                         USAA MUTUAL FUND, INC.
EAGLE                          Income Stock Fund
LOGO
                       SUPPLEMENT DATED FEBRUARY 1, 1999
                               TO THE PROSPECTUS
                            DATED DECEMBER 1, 1998

Page 9 of the Prospectus under the heading "Portfolio Managers" is amended to reflect the following change effective February 1, 1999.

Portfolio Manager

STEPHAN J. KLAFFKE, Assistant Vice President of Equity Investments, has assumed portfolio management responsibilities of the Fund. Mr. Klaffke has 15 years investment management experience and has worked for us for six years. Mr. Klaffke earned the Chartered Financial Analyst designation in 1987 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Texas Christian University and a BS from Indiana University.

                                                                     33765-0299
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